Note 7 - Net Loss Per Share	9 Months Ended
Sep. 30, 2023
Notes to Financial Statements
Earnings Per Share [Text Block]
7.	Net Loss Per Share

Basic and diluted loss per common share are computed based on the weighted average number of common shares outstanding. The Company’s potentially dilutive securities, which include stock options and stock purchase warrants, have been excluded from the computation of diluted net loss per share as the effect would be antidilutive. The securities that could potentially dilute basic earnings per share in the future and that have been excluded from the computation of diluted net loss per share totaled 15,402,915 and 14,346,415 shares at September 30, 2023 and 2022, respectively.